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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our reports dated March 5, 2001, except for the information presented in Note 12 for which the date is June 12, 2001, relating to the financial statements and financial statement schedule, which appear in SeaChange International, Inc.'s Annual Report on Form 10-K/A for the year ended January 31, 2001.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2002

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